Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

June 7, 2016

Oportun, Inc.

1600 Seaport Boulevard, Suite 250

Redwood City, California 94063

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Oportun, Inc. (the “Company”) and Goldman Sachs & Co., (“Goldman Sachs”), Morgan Stanley & Co. LLC, and Jefferies LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Funding III, LLC, Asset Backed Fixed Rate Notes, Series 2016-B.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 24, 2016, representatives of the Company provided us with a consumer loan data file and related record layout with respect to 78,516 consumer loans (the “Initial Statistical Loan File”).   At your instruction, we randomly selected 150 consumer loans (the “Initial Sample Loans”).

Additionally, on June 2, 2016, representatives of Goldman Sachs, on behalf of the Company, provided us with a consumer loan data file and related record layout with respect to 77,735 consumer loans (the “Subsequent Statistical Loan File”) that included 101 of the 150 Initial Sample Loans (49 Initial Sample Loans were not included on the Subsequent Statistical Loan File).  At your instruction, we randomly selected an additional 24 consumer loans that were not an Initial Sample Loan (the “Additional Sample Loans”).

The remaining 101 Initial Sample Loans and the Additional Sample Loans are hereinafter referred to as the “Sample Loans.”

We performed certain comparisons and recomputations for each Initial Sample Loan and Additional Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on or derived from the Initial Statistical Loan File or the Subsequent Statistical Loan File, respectively, and indicated below.

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Deloitte Touche Tohmatsu

Characteristics

1.              Loan number (for identification purposes only)

2.              Origination date

3.              Original principal balance

4.              Interest rate

5.              Maturity date

6.              State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

At your instruction, for purposes of the comparisons described above:

•                  with respect to Characteristic 3., for Sample Loans indicating a state of (i) California (as set forth on the Note), we were instructed to compare the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the loan amount or ‘total del prestamo’, as applicable (each, as set forth on the Note); (ii) Texas (as set forth on the Note), we were instructed, for Sample Loans that have  a “disbursement amount” (as set forth on the Note) of (a) less than or equal $1,320, to compare the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the amount financed or ‘monto financiado’, as applicable (each, as set forth on the Note) (collectively, the “Amount Financed”) or (b) greater than $1,320, to compare the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of (x) the Amount Financed and (y) the administrative fee or ‘tarifa administrativa’, as applicable (each, as set forth on the Note) (collectively, the “Administrative Fee”); (iii) Illinois (as set forth on the Note), we were instructed to compare the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the Amount Financed and (iv) Utah or Nevada (each as set forth on the Note), we were instructed to compare the original principal balance (as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable) to the sum of (x) the Amount Financed and (y) the Administrative Fee.

The Note and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File or the Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Initial Statistical Loan File or the Subsequent Statistical Loan File, as applicable, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Initial Statistical Loan File and the Subsequent Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte and Touche LLP